UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

The High Yield Plus Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 3/31/2009

Date of reporting period: 3/31/2009

Item 1 –	Reports to Stockholders

The High Yield Plus Fund, Inc.

ANNUAL REPORT

March 31, 2009

Directors

Kevin J. Bannon

Linda W. Bynoe

David E. A. Carson

Robert F. Gunia

Michael S. Hyland

Robert E. La Blanc

Douglas H. McCorkindale

Stephen P. Munn

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen G. Stoneburn

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

PFPC Trust Company

400 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

Computershare Shareholder Services

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The High Yield Plus Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100    NYSE Ticker HYP

HYPA

Letter To Shareholders	March 31, 2009

Dear Shareholder:

Market Update

Over the last year there has been a flight to quality in the fixed income markets. The high yield market posted a -18.6% return for the one year period ended March 31, 2009, as measured by the Barclays High Yield 2% Issuer Capped Index (the “Index”), underperforming investment-grade bonds as measured by the Barclays US Aggregate Index which returned 3.1%. Within the high yield market we witnessed an analogous trend, with double-B rated securities outperforming single-B’s and triple-C’s.

We remain concerned about the deteriorating global economy and a general lack of credit availability. A weaker economy will lead to elevated corporate default rates through the balance of 2009 and into 2010. Given our defensive outlook, we are maintaining the Fund’s meaningfully reduced leverage position as well as our up-in-quality bias and are focused on credits with strong balance sheets and good liquidity positions. We believe it is too early in the credit cycle to position the fund more aggressively.

Fund Performance

The Fund’s total returns for periods ended March 31, 2009 are shown in the following table. For comparison, we have also provided the returns of the Index, the Barclays High Yield Index, and the Lipper Closed-End Leveraged High Yield category, an average of 37 closed-end high yield leveraged funds. We would note that the indices are not levered and that the degree of leverage varies substantially amongst the funds in the group and can affect performance.

	6 Mos	1 Yr	3 Yrs*

High Yield Plus Fund (NAV)	-11.9	-17.2	-4.4
Lipper Closed-End Leveraged High Current Yield	-27.0	-37.7	-17.2
Barclays High Yield 2% Issuer Capped Index	-12.6	-18.6	-4.5
Barclays High Yield Index	-13.0	-19.3	-4.7
*	Annualized

The Fund is leveraged and had $14.5 million in loans outstanding as of March 31, 2009, down from the $16.5 million loan outstanding as of September 30, 2008. Borrowings fluctuate depending on investment outlook and opportunities. As of March 31, 2009 the Fund’s shares were priced at $2.35. This price reflected a discount of 6.0% to the Fund’s net asset value of $2.50 per share. (On average, the funds in the Lipper Leveraged Closed End universe were trading at a discount of 8.1% as of March 31, 2009.) On March 31, 2009, the Fund’s monthly dividend rate of $0.025 per share equated to an annualized yield of 12.8% relative to the Fund’s stock price.

Over the past year, security selection and sector allocation was positive in the Media Cable, Technology, and Autos sectors. Security selection in Metals and Utilities was also additive to returns. Sector allocation and security selection in Financial Services detracted from performance as did security selection in the Transportation and Health Care sectors.

We believe that additional macroeconomic weakness is ahead of us and that default rates will exceed historical peaks. Valuation, however, is compelling and is arguably discounting much of the elevated default rates that we are anticipating. Relative value continues to favor the higher quality portions of the market. Using past credit cycles and relative valuation as a guide, we believe that an up-in-quality high yield portfolio will continue to outperform the broad market. While we are meaningfully underweight the higher risk portions of the market, we are beginning to find very good value in a select few lower quality securities. We are treading lightly, but we are beginning to buy some of these ideas. We continue to favor sectors that are less sensitive to the economic cycle, such as Health Care, Pharmaceuticals, Media Cable, and Utilities. We remain underweight Media Non-Cable, Paper, Autos, Technology, Financial Services, Home Construction and Retail.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Christopher Jones

Portfolio Manager

Vice President

Wellington Management Company, LLP

2

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—132.0%
CORPORATE BONDS—125.0%
Aerospace/Defense—1.3%

Bombardier, Inc., Sr. Unsec’d. Notes, 144A (Canada)	Ba2	8.00%	11/15/14	$225	$159,750
L-3 Communications Corp., Gtd. Notes, Series B	Ba3	6.375	10/15/15	380	358,150

					517,900
Automotive—3.8%

Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	5.544(c)	04/15/09	795	785,062
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.00	10/01/13	725	484,780
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.375	10/28/09	300	269,055

					1,538,897
Building Materials—0.8%

Texas Industries, Inc., Sr. Unsec’d. Notes	B2	7.25	07/15/13	435	328,425
Chemicals—1.5%

KI Holdings, Inc., Zero Coupon (until 11/15/09), Sr. disc. Notes	B2	9.875(a)	11/15/14	45	36,675
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa3	7.375	12/01/14	165	161,700
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa3	7.625	12/01/16	140	137,200
Mosaic Global Holdings, Inc., Sr. Unsec’d. Notes	Baa3	7.30	01/15/28	100	75,000
Terra Capital, Inc., Gtd. Notes, Series B	B1	7.00	02/01/17	220	202,400

					612,975
Construction Machinery—2.0%

Ashtead Capital, Inc., Sr. Sec’d. Notes, 144A	B1	9.00	08/15/16	125	71,250
Ashtead Holdings PLC, Sr. Sec’d. Notes, 144A (United Kingdom)	B1	8.625	08/01/15	75	42,750
Case New Holland, Inc., Gtd. Notes	Ba3	7.125	03/01/14	280	205,800
RSC Equipment Rental, Inc.	Caa1	9.50	12/01/14	420	205,800
United Rentals North America, Inc., Gtd. Notes	B2	6.50	02/15/12	340	272,000

					797,600
Consumer Cyclical-Services—1.1%

Corrections Corp. of America, Gtd. Notes	Ba2	6.25	03/15/13	95	90,963
Service Corp. International, Sr. Unsec’d. Notes	B1	7.375	10/01/14	140	130,200
Service Corp. International, Sr. Unsec’d. Notes	B1	7.625	10/01/18	280	240,800

					461,963

See Notes to Financial Statements.	3

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Diversified Manufacturing—2.3%

Blaze Recycling & Metals LLC/Blaze Finance Corp., Sr. Sec’d. Notes, 144A	NR	10.875%	07/15/12	$40	$24,400
Esco Corp., Gtd. Notes, 144A	B2	8.625	12/15/13	665	505,400
SPX Corp., Sr. Unsec’d. Notes, 144A	Ba2	7.625	12/15/14	420	403,200

					933,000
Energy—7.4%

Chesapeake Energy Corp., Gtd. Notes	Ba3	6.875	01/15/16	175	147,000
Delta Petroleum Corp., Gtd. Notes	Ca	7.00	04/01/15	845	274,625
Hornbeck Offshore Services, Inc., Gtd. Notes, Series B	Ba3	6.125	12/01/14	60	45,600
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625	04/15/16	225	201,375
Petrohawk Energy Corp., Gtd. Notes	B3	9.125	07/15/13	180	172,800
Petrohawk Energy Corp., Gtd. Notes, 144A	B3	7.875	06/01/15	120	105,600
Petrohawk Energy Corp., Sr. Notes, 144A	B3	10.50	08/01/14	100	99,500
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875	05/01/18	225	165,378
Plains Exploration & Production Co., Gtd. Notes	B1	7.00	03/15/17	75	59,625
Plains Exploration & Production Co., Gtd. Notes	B1	7.75	06/15/15	360	309,600
Range Resources Corp., Gtd. Notes	Ba3	6.375	03/15/15	80	71,000
Range Resources Corp., Gtd. Notes	Ba3	7.50	05/15/16	335	309,037
Range Resources Corp., Gtd. Notes	Ba3	7.50	10/01/17	240	218,400
SandRidge Energy, Inc., Gtd. Notes, 144A	B3	8.00	06/01/18	195	143,325
Southwestern Energy Co., Sr. Notes, 144A	Ba2	7.50	02/01/18	130	125,450
Western Oil Sands Corp., Sr. Sec’d. Notes (Canada)	Baa1	8.375	05/01/12	200	209,130
Whiting Petroleum Corp., Gtd. Notes	B1	7.25	05/01/12	180	148,050
Whiting Petroleum Corp., Gtd. Notes	B1	7.25	05/01/13	220	172,700

					2,978,195
Entertainment—2.9%

AMC Entertainment, Inc., Gtd. Notes	B2	11.00	02/01/16	400	364,000
AMC Entertainment, Inc., Gtd. Notes, Series B	Ba3	8.625	08/15/12	220	216,150
AMC Entertainment, Inc., Sr. Sub. Notes	B2	8.00	03/01/14	240	196,800
Marquee Holdings, Inc., Sr. Disc. Notes	B3	12.00	08/15/14	545	381,500

					1,158,450
Environmental—2.1%

Allied Waste North America, Inc., Sr. Unsec’d. Notes	Baa3	6.50	11/15/10	240	238,800
Allied Waste North America, Inc., Sr. Unsec’d. Notes, Series B	Baa3	5.75	02/15/11	605	590,631

					829,431
Financial Institutions—4.2%

Bonten Media Acquisition Co., Gtd. Notes, PIK, 144A	Caa2	9.00	06/01/15	455	78,488
Deluxe Corp., Sr. Unsec’d. Notes	Ba2	7.375	06/01/15	890	658,600

See Notes to Financial Statements.	4

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Financial Institutions (continued)

General Motors Acceptance Corp. LLC, Gtd. Notes, 144A	C	8.00%	11/01/31	$819	$394,070
Harland Clarke Holdings Corp., Gtd. Notes	Caa1	9.50	05/15/15	230	101,487
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125	07/01/16	260	258,050
Rouse Co. LP/TRC Co-Issuer, Inc., Sr. Unsec’d. Notes, 144A(e)	C	6.75	05/01/13	795	214,650

					1,705,345
Food & Beverage—4.6%

ARAMARK Corp., Gtd. Notes	B3	4.67(c)	02/01/15	460	350,750
ARAMARK Corp., Gtd. Notes	B3	8.50	02/01/15	460	423,200
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25	09/01/16	560	532,000
Smithfield Foods, Inc., Sr. Unsec’d. Notes, Series B	B3	7.75	05/15/13	430	288,100
Tyson Foods, Inc., Sr. Unsec’d. Notes, 144A	Ba3	10.50	03/01/14	240	244,800

					1,838,850
Gaming—3.7%

Buffalo Thunder Development Authority, Sr. Sec’d. Notes, 144A	Caa3	9.375	12/15/14	615	36,900
Mandalay Resort Group, Gtd. Notes	Ca	9.375	02/15/10	375	69,375
MGM Mirage, Inc., Gtd. Notes	Caa2	6.00	10/01/09	205	110,700
MGM Mirage, Inc., Gtd. Notes	Caa2	8.50	09/15/10	510	214,200
OED Corp./DIAMOND JO LLC, Gtd. Notes	B2	8.75	04/15/12	395	316,000
River Rock Entertainment Authority (The), Sr. Sec’d. Notes	B2	9.75	11/01/11	415	207,500
Seneca Gaming Corp., Sr. Unsec’d. Notes	Ba2	7.25	05/01/12	400	255,500
Virgin River Casino Corp., Sr. Sec’d. Notes(e)	Caa3	9.00	01/15/12	375	37,500
Wynn Las Vegas Capital Corp., First Mortgage	Ba2	6.625	12/01/14	320	241,600

					1,489,275
Healthcare—11.7%

Biomet, Inc., Gtd. Notes	B3	10.00	10/15/17	150	148,500
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.875	07/15/15	975	921,375
FMC Finance III SA, Gtd. Notes (Luxembourg)	Ba2	6.875	07/15/17	300	293,250
HCA, Inc., Sr. Sec’d. Notes, PIK	B2	9.625	11/15/16	845	673,887
HCA, Inc., Sr. Unsec’d. Notes	Caa1	5.75	03/15/14	85	55,675
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.375	01/15/15	1,525	998,875
HCA, Inc., Sr. Unsec’d. Notes	Caa1	7.50	11/06/33	180	90,000
Omnicare, Inc., Gtd. Notes	B1	6.125	06/01/13	70	62,825
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	9.875	07/01/14	1,115	869,700
Universal Hospital Services, Inc., Sr. Sec’d. Notes, PIK	B3	8.50	06/01/15	360	320,400
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	6.625	10/15/14	215	191,350
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	6.75	06/01/10	60	59,850

					4,685,687

See Notes to Financial Statements.	5

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Home Construction—0.3%

DR Horton, Inc., Gtd. Notes	B2	9.75%	09/15/10	$110	$110,000
Industrial Other—1.0%

Blount, Inc., Gtd. Notes	B2	8.875	08/01/12	420	395,850
Lodging—0.8%

Host Hotels & Resorts LP, Gtd. Notes	BB-(d)	6.875	11/01/14	290	223,300
Host Hotels & Resorts LP, Gtd. Notes	Ba1	7.125	11/01/13	100	80,750

					304,050
Media-Cable—9.7%

Cablevision Systems Corp., Sr. Unsec’d. Notes, Series B	B2	8.00	04/15/12	555	539,737
Charter Communications Holdings II LLC, Gtd. Notes(e)	NR	10.25	10/01/13	185	164,650
Charter Communications Operating LLC, Sec’d. Notes, 144A(e)	B3	8.00	04/30/12	540	494,100
Comcast Corp., Gtd. Notes	Baa2	5.70	05/15/18	330	309,524
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	6.75	04/15/12	275	264,688
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	7.625	07/15/18	340	306,000
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	7.875	02/15/18	585	535,275
CSC Holdings, Inc., Sr. Unsec’d. Notes, 144A	B1	8.50	04/15/14	70	68,950
CSC Holdings, Inc., Sr. Unsec’d. Notes, Series B	B1	8.125	07/15/09	205	207,050
FrontierVision LP, Sr. Sub. Notes(e)	NR	Zero	10/15/10	575	—
Mediacom Broadband LLC, Sr. Unsec’d. Notes	B3	8.50	10/15/15	1,060	954,000
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Baa3	7.25	04/06/11	15	14,925
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Baa3	8.25	04/11/10	30	30,096

					3,888,995
Media-Non Cable—11.3%

CanWest Media, Inc., Gtd. Notes (Canada)	Ca	8.00	09/15/12	1,075	204,250
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes(e)	Caa1	8.75	11/15/13	1,150	960,250
DirecTV Holdings LLC/DirecTV Financing Co., Gtd. Notes	Ba3	6.375	06/15/15	850	801,125
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa3	6.50	11/01/13	135	102,600
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa3	7.625	04/15/12	505	429,250
Intelsat Subsidiary Holding Co. Ltd., Sr. Unsec’d. Notes, 144A	B3	8.875	01/15/15	1,070	994,625
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., Sr. disc. Notes	Ca	11.375	04/01/13	96	34,516
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75	03/15/16	890	680,672
West Corp., Gtd. Notes	Caa1	9.50	10/15/14	455	316,794

					4,524,082

See Notes to Financial Statements.	6

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Metals—7.4%

Arch Western Finance LLC, Sr. Sec’d. Notes	B1	6.75%	07/01/13	$220	$201,300
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.25	04/01/15	380	361,950
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375	04/01/17	1,160	1,084,600
Novelis, Inc., Gtd. Notes (Canada)	B3	7.25	02/15/15	325	126,750
Peabody Energy Corp., Gtd. Notes	Ba1	7.375	11/01/16	415	410,850
Peabody Energy Corp., Gtd. Notes, Series B	Ba1	6.875	03/15/13	485	472,875
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A (United Kingdom)	Ba2	9.50	07/18/18	520	327,600

					2,985,925
Packaging—0.3%

Ball Corp., Gtd. Notes	Ba1	6.625	03/15/18	125	121,563
Pharmaceuticals—3.2%

Elan Finance PLC/Elan Finance Corp., Gtd. Notes (Ireland)	B3	5.386(c)	12/01/13	360	250,200
Elan Finance PLC/Elan Finance Corp., Gtd. Notes (Ireland)	B3	7.75	11/15/11	640	537,600
Elan Finance PLC/Elan Finance Corp., Gtd. Notes (Ireland)	B3	8.875	12/01/13	625	500,000

					1,287,800
Retailers—2.0%

Dollar General Corp., Gtd. Notes	B3	10.625	07/15/15	335	334,163
HSN, Inc., Gtd. Notes, 144A	Ba3	11.25	08/01/16	350	238,000
Rite Aid Corp., Sr. Sec’d. Notes	Caa2	10.375	07/15/16	355	213,000

					785,163
Technology—3.4%

Sanmina-SCI Corp., Gtd. Notes, 144A	B1	4.07(c)	06/15/10	392	330,260
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba2	6.375	10/01/11	125	91,250
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba2	6.80	10/01/16	145	84,100
SunGard Data Systems, Inc., Gtd. Notes	Caa1	9.125	08/15/13	515	448,050
SunGard Data Systems, Inc., Gtd. Notes	Caa1	10.25	08/15/15	200	140,000
Unisys Corp., Sr. Unsec’d. Notes	Caa1	6.875	03/15/10	190	81,700
Xerox Corp., Gtd. Notes	Baa2	7.625	06/15/13	225	200,783

					1,376,143
Tobacco—2.6%

Alliance One International, Inc., Gtd. Notes	B2	11.00	05/15/12	695	646,350
Reynolds American, Inc., Sr. Sec’d. Notes	Baa3	7.25	06/01/13	220	209,903
Reynolds American, Inc., Sr. Sec’d. Notes	Baa3	7.30	07/15/15	215	196,949

					1,053,202

See Notes to Financial Statements.	7

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Transportation—2.6%

American Railcar Industries, Inc., Sr. Unsec’d. Notes	B1	7.50%	03/01/14	$315	$218,925
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	Caa1	3.738(c)	05/15/14	310	74,400
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	Caa1	7.75	05/15/16	105	26,250
Continental Airlines, Inc., Pass-Thru. Certs.	Ba1	9.798	04/01/21	406	237,468
Hertz Corp. (The), Gtd. Notes	B1	8.875	01/01/14	405	245,531
Hertz Corp. (The), Gtd. Notes	B2	10.50	01/01/16	315	137,025
Navios Martime Holding, Inc., Gtd. Notes	B3	9.50	12/15/14	190	108,300

					1,047,899
Utilities—18.6%

AES Corp. (The), Sr. Sec’d. Notes, 144A	Ba3	8.75	05/15/13	53	52,205
Aquila, Inc., Sr. Unsec’d. Notes	Baa3	7.95	02/01/11	430	422,333
Aquila, Inc., Sr. Unsec’d. Notes	Baa3	11.875	07/01/12	320	332,368
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.125	05/15/18	955	510,925
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.75	06/01/19	190	123,500
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	8.375	05/01/16	205	138,887
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.00	05/15/17	165	120,450
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.20	05/15/19	250	173,750
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.50	06/15/13	440	347,600
El Paso Corp., Sr. Unsec’d. Notes	Ba3	6.75	05/15/09	250	249,291
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00	05/15/11	330	315,620
Intergen NV, Sr. Sec’d. Notes, 144A	Ba3	9.00	06/30/17	400	362,000
Ipalco Enterprises, Inc., Sr. Sec’d. Notes, 144A	Ba1	7.25	04/01/16	55	48,675
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba1	5.70	01/05/16	960	816,000
Mirant North America LLC, Gtd. Notes	B1	7.375	12/31/13	240	217,200
NGPL PipeCo. LLC, Sr. Unsec’d. Notes, 144A	Baa3	7.119	12/15/17	425	389,685
NRG Energy, Inc., Gtd. Notes	B1	7.25	02/01/14	100	94,000
NRG Energy, Inc., Gtd. Notes	B1	7.375	02/01/16	665	618,450
NRG Energy, Inc., Gtd. Notes	B1	7.375	01/15/17	180	167,400
Reliant Energy, Inc., Sr. Sec’d. Notes	Ba3	6.75	12/15/14	435	400,200
Reliant Energy, Inc., Sr. Unsec’d. Notes	B1	7.875	06/15/17	390	308,100
TXU Corp., Sr. Unsec’d. Notes	CCC(d)	5.55	11/15/14	605	225,113
TXU Corp., Sr. Unsec’d. Notes	CCC(d)	6.50	11/15/24	465	130,444
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.125	09/01/11	765	761,175
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	8.125	03/15/12	130	131,950

					7,457,321
Wireless—6.5%

Centennial Cellular Operating Co./Centennial Communications Corp., Gtd. Notes	B2	10.125	06/15/13	430	445,050
Centennial Cellular Operating Co./Centennial Communications Corp., Sr. Unsec’d. Notes	B2	8.125	02/01/14	235	242,050

See Notes to Financial Statements.	8

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Wireless (continued)

Cricket Communications, Inc., Gtd. Notes, 144A	B3	10.00%	07/15/15	$515	$495,687
MetroPCS Wireless, Inc., Gtd. Notes	B3	9.25	11/01/14	490	475,300
Rogers Wireless, Inc., Sr. Sec’d. Notes (Canada)	Baa3	9.625	05/01/11	450	481,500
Sprint Capital Corp., Gtd. Notes	Ba2	6.90	05/01/19	195	137,475
Sprint Nextel Corp., Sr. Unsec’d. Notes	Ba2	6.00	12/01/16	440	314,600

					2,591,662
Wirelines—5.9%

Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	9.25	05/15/11	975	989,625
GCI, Inc., Sr. Unsec’d. Notes	B3	7.25	02/15/14	410	358,750
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.50	10/01/14	1,145	1,041,950

					2,390,325

Total Corporate Bonds (cost $62,457,448)					50,195,973
BANK NOTES(c)—5.8%
Consumer Cyclical-Services—0.5%

Bright Horizon	Ba3	7.499	05/28/15	269	201,935
Energy—0.5%

Antero Resources Corp.	NR	5.94	04/12/14	500	200,000
Entertainment—0.5%

AMC Entertainment, Inc.	B3	6.32	06/13/12	206	183,537
Healthcare—1.1%

VWR International, Inc.	B1	2.979	06/29/14	525	428,312
Paper—0.6%

Georgia Pacific Corp., Term Loan B	Ba2	3.285	12/20/12	260	229,043
Pharmaceuticals—0.9%

Mylan	Ba3	4.548	10/02/14	397	367,133
Utilities—1.7%

Calpine Corp.	B2	4.335	03/29/14	496	377,763
Texas Competitive Electric Holdings Co. LLC	B1	4.036	10/10/14	494	324,718

					702,481

Total Bank Notes (cost $3,096,926)					2,312,441

See Notes to Financial Statements.	9

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

Description				Shares	Value (Note 1)
COMMON STOCKS—0.1%

Consumer Products—0.1%

WKI Holding Co., Inc. (cost $1,380,433)(f)				6,031	$25,993
CONVERTIBLE BONDS—1.0%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)

Biotechnology—0.3%

Cubist Pharmaceuticals, Inc., Sub. Notes	NR	2.25%	06/15/13	$175	$139,344
Healthcare—0.7%

LifePoint Hospitals, Inc., Sr. Unsec’d. Notes	NR	3.50	05/15/14	390	276,900

Total Convertible Bonds (cost $423,320)					416,244
WARRANT—0.1%				Units

Chemicals—0.1%

Hercules, Inc., (cost $0)(b)(f)				230	44,634

TOTAL WARRANTS (cost $0)					44,634
Total Long-Term Investments—132.0%

(cost $67,358,127; Note 4)(g)					52,995,285
Liabilities in excess of other assets—(32.0)%					(12,856,580)

Net Assets—100.0%					$40,138,705

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
†	The rating reflected is as of March 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(a)	The rate shown reflects the coupon rate after the step date.
(b)	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	Represents issuer in default on interest payments. Non-income producing security.
(f)	Indicates a security that has been deemed illiquid.
(g)	As of March 31, 2009, 3 securities representing $70,627 and 0.2% of the total net assets were fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.	10

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	—	—
Level 2—Other Significant Observable Inputs	$52,924,658	—
Level 3—Significant Unobservable Inputs	70,627	—

Total	$52,995,285	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 3/31/08	$78,238
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(7,611)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 3/31/09	$70,627

See Notes to Financial Statements.	11

Portfolio of Investments as of March 31, 2009	THE HIGH YIELD PLUS FUND, INC.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2009 were as follows:

Utilities	20.3%
Healthcare	13.5
Media-Non Cable	11.3
Media-Cable	9.7
Energy	7.9
Metals	7.4
Wireless	6.5
Wirelines	5.9
Food & Beverage	4.6
Financial Institutions	4.2
Pharmaceuticals	4.1
Automotive	3.8
Gaming	3.7
Technology	3.4
Entertainment	3.4
Tobacco	2.6
Transportation	2.6
Diversified Manufacturing	2.3
Environmental	2.1
Construction Machinery	2.0
Retailers	2.0
Chemicals	1.6
Consumer Cyclical-Services	1.6
Aerospace/Defense	1.3
Industrial Other	1.0
Building Materials	0.8
Lodging	0.8
Paper	0.6
Biotechnology	0.3
Packaging	0.3
Home Construction	0.3
Consumer Products	0.1

132.0
Liabilities in excess of other assets	(32.0)

100.0%

See Notes to Financial Statements.	12

Statement of Assets and Liabilities	THE HIGH YIELD PLUS FUND, INC.

March 31, 2009
Assets

Investments, at value (cost $67,358,127)	$52,995,285
Cash	781,022
Interest receivable	1,512,255
Prepaid expenses	381

Total assets	55,288,943

Liabilities
Loan payable (Note 5)	14,500,000
Dividends payable (Note 7)	402,206
Accrued expenses	133,611
Payable for investments purchased	83,750
Investment advisory fee payable	16,709
Loan interest payable	7,278
Administration fee payable	6,684

Total liabilities	15,150,238

Net Assets	$40,138,705

Net assets were comprised of:
Common stock, at par	$160,882
Paid-in capital in excess of par	116,462,696

116,623,578
Undistributed net investment income	242,951
Accumulated net realized loss on investment transactions	(62,364,982)
Net unrealized depreciation on investments	(14,362,842)

Net assets, March 31, 2009	$40,138,705

Net asset value per share ($40,138,705 ÷ 16,088,240)	$2.49

See Notes to Financial Statements.	13

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations

Year Ended March 31, 2009

Income
Interest	$5,870,554

Expenses
Loan interest expense (Note 5)	375,818
Investment advisory fee	235,518
Administration fee	94,207
Legal fees and expenses	95,000
Reports to shareholders	78,000
Custodian’s fees and expenses	44,000
Audit fee	38,000
Registration fees	24,000
Transfer agent’s fees and expenses	23,000
Directors’ fees and expenses	13,000
Miscellaneous	14,353

Total expenses	1,034,896

Net Investment Income	4,835,658

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment transactions	(6,100,897)
Net change in unrealized depreciation on investments	(8,092,443)

Net loss on investments	(14,193,340)

Net Decrease in Net Assets Resulting from Operations	$(9,357,682)

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended March 31, 2009

Cash flows from operating activities:
Interest received	$5,816,175
Operating expenses paid	(762,468)
Loan interest and commitment fees paid	(380,122)
Purchases of long-term portfolio investments	(14,068,731)
Net proceeds from sale of short-term portfolio investments	600,000
Proceeds from sale of long-term portfolio investments	16,316,015
Decrease in other assets	34

Net cash provided by operating activities	7,520,903

Cash flows from financing activities:
Decrease in loan payable	(2,000,000)
Cash dividends paid	(4,826,472)

Net cash used in financing activities	(6,826,472)

Net increase in cash	694,431
Cash at beginning of year	86,591

Cash at end of year	$781,022

Reconciliation of Net Decrease in Net Assets to Net Cash Provided By Operating Activities
Net decrease in net assets resulting from operations	$(9,357,682)

Decrease in investments	2,690,725
Net realized loss on investments	6,100,897
Net decrease in unrealized appreciation on investments	8,092,443
Decrease in interest receivable	140,723
Decrease in other assets	34
Decrease in payable for investments purchased	(38,543)
Decrease in accrued expenses and interest payable	(107,694)

Total adjustments	16,878,585

Net cash flows provided by operating activities	$7,520,903

See Notes to Financial Statements.	14

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended March 31, 2009	Year Ended March 31, 2008

Operations

Net investment income	$4,835,658	$4,816,815

Net realized loss on investments	(6,100,897)	(1,812,742)

Net change in unrealized appreciation (depreciation) on investments	(8,092,443)	(7,653,490)

Net decrease in net assets resulting from operations	(9,357,682)	(4,649,417)

Dividends from net investment income (Note 1)	(4,826,472)	(4,826,472)

Total decrease	(14,184,154)	(9,475,889)

NET ASSETS

Beginning of year	54,322,859	63,798,748

End of year(a)	$40,138,705	$54,322,859

(a) Includes undistributed net investment income of:	$242,951	$61,528

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements

The High Yield Plus Fund, Inc. (the “Fund”), was organized in Maryland on February 3, 1998, as a diversified closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities listed on a securities exchange are valued at the last price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the adviser to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser does not represent fair value are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessments of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Short-term securities which mature in more than 60 days are valued at current quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s

15

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

policy that its custodian or designated sub-custodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the fund may be delayed or limited.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations.

Securities Transactions and Net Investment Income:  Security transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distribution of net realized capital and currency gain, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes:  It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Advisor”) and Prudential Investments LLC (the “Administrator”). The Investment Advisor makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Advisor to receive a fee, computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly net assets. The

16

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of 0.20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2009 aggregated $14,030,188 and $15,550,517, respectively.

Note 4. Tax Information

In order to present undistributed net investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in-capital in excess of par. For the year ended March 31, 2009, the adjustments were to increase undistributed net investment income by $172,237, decrease accumulated net realized loss on investment transactions by $8,306,980 and decrease paid-in-capital in excess of par by $8,479,217 due to differences in the treatment of amortization of premiums, the expiration of an unused capital loss carryforward and non-deductable merger expenses. Net investment income, net realized loss on investments and net assets were not affected by these adjustments.

For the years ended March 31, 2009 and March 31, 2008, the tax character of dividends paid by the Fund of $4,826,472 in each of the years, was from ordinary income.

As of March 31, 2009, the accumulated undistributed earnings on a tax basis was $645,157 of ordinary income.

The Fund had a capital loss carryforward as of March 31, 2009, of approximately $57,227,000 of which $24,698,000 expires in 2010, $26,140,000 expires in 2011, $2,626,000 expires in 2012, $288,000 expires in 2016 and $3,475,000 expires in 2017. As of March 31, 2009, approximately $8,395,000 of the capital loss carryforward was written-off due to expiration. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

In addition, the Fund elected to treat net capital losses of approximately $4,670,000 incurred between November 1, 2008 and March 31, 2009 as being incurred during the fiscal year ending March 31, 2010.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$67,825,441	$542,835	$(15,372,991)	$(14,830,156)

The difference between book basis and tax basis was primarily attributed to differences in the treatment of premium amortization for book and tax purposes.

Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years and he has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Note 5. Borrowings

The Fund has a credit agreement with unaffiliated lenders, pursuant to which lenders obtained a security interest in the assets of the Fund. The maximum commitment under this agreement is $22,000,000 and this credit agreement expires on June 30, 2009. Interest on any such borrowings is based on market rates and is payable monthly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The Fund pays commitment fees at an annual rate of .20 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Operations. Effective March 25, 2009, the Fund extended the credit agreement with the lenders pursuant to which commitment was reduced from $27,500,000 to $22,000,000. For the period from March 24, 2008 through March 24, 2009, the Fund paid commitment fees at an annual rate of .10 of 1% on any unused portion of the agreement.

The average daily balance outstanding during the year ended March 31, 2009 was $15,832,877 at a weighted average interest rate of 2.37%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2009 was $16,500,000. The current borrowing outstanding as of March 31, 2009 is $14,500,000 at interest rate of 1.91%.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the years ended March 31, 2009 and 2008 the

17

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Fund did not issue any shares in connection with reinvestment of dividends.

Note 7. Dividends

On March 12, 2009, the Board of Directors of the Fund declared dividends of $0.025 per share payable on April 10, 2009, May 8, 2009 and on June 10, 2009, to stockholders of record on March 31, 2009, April 30, 2009 and June 4, 2009, respectively.

Note 8. New Accounting Pronouncements

In April 2009, the FASB issued FASB Staff Position 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”) and is effective for interim and annual periods ending after June 15, 2009. FSP 157-4 provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The FSP also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. FSP 157-4 requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Note 9. Reorganization

On March 12, 2009, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Fund for Class A shares of the Dryden High Yield Fund, Inc., and the assumption of the liabilities of the Fund. The Plan has been approved by the shareholders of the Fund at a special meeting held on May 11, 2009.

In the event the Fund is acquired by Dryden High Yield Fund, Inc. pursuant to the Plan, it is likely the future utilization of the capital loss carryforward (Note 4) will be significantly limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 10. Subsequent Events

On May 26, 2009, the Fund declared a final dividend of $0.033 per share, to be payable on June 10, 2009. This dividend is payable to stockholders of record on June 4, 2009; the ex-dividend date with respect to such dividend will be June 2, 2009. This dividend is being declared in connection with the reorganization of the Fund into the Dryden High Yield Fund, Inc., which is expected to occur as of the close of business on the New York Stock Exchange on Friday, June 19, 2009, subject to customary closing conditions.

18

Financial Highlights	THE HIGH YIELD PLUS FUND, INC.

	Year Ended March 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$3.38	$3.97	$3.74	$3.85	$4.02

Income (loss) from investment operations
Net investment income	.30	.30	.30	.33	.39
Net realized and unrealized gain (loss) on investments	(.89)	(.59)	.24	(.08)	(.14)

Total from investment operations	(.59)	(.29)	.54	.25	.25

Less dividends and distributions
Dividends from net investment income	(.30)	(.30)	(.31)	(.36)	(.42)

Total dividends and distributions	(.30)	(.30)	(.31)	(.36)	(.42)

Net asset value, end of year(a)	$2.49	$3.38	$3.97	$3.74	$3.85

Market price per share, end of year(a)	$2.35	$2.92	$3.62	$3.49	$4.10

TOTAL INVESTMENT RETURN(b):	(8.76)%	(11.71)%	13.45%	(5.86)%	5.24%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)	$40,139	$54,323	$63,799	$60,174	$61,737
Average net assets (000 omitted)	$47,104	$59,672	$60,884	$61,123	$63,774
Ratio to average net assets:
Expenses, before loan interest	1.40%	1.11%	1.20%	1.43%	1.54%
Total expenses (including loan interest)	2.20%	3.54%	3.91%	3.56%	2.67%
Net investment income	10.27%	8.07%	7.90%	9.03%	9.80%
Portfolio turnover rate	23%	36%	56%	41%	56%
Total debt outstanding at end of year (000 omitted)	$14,500	$16,500	$27,000	$27,500	$28,500
Net asset coverage per $1,000 of debt outstanding	$3,768	$4,299	$3,363	$3,188	$3,166

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information is determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.	19

Report of Independent Registered Public Accounting Firm	THE HIGH YIELD PLUS FUND, INC.

The Board of Directors and Shareholders

The High Yield Plus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The High Yield Plus Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2009, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 28, 2009

20

Tax Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (March 31, 2009) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2009, the Fund paid dividends of $0.30 per share, which are taxable as ordinary income.

The Fund designates 96% of the ordinary income dividends as interest related dividends.

In January 2010, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2009 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information (Unaudited)

Dividend Reinvestment Plan.  Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., c/o Computershare Shareholder Services, P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures.  The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

21

Other Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Availability Of Quarterly Portfolio Schedule.  The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Certifications.  The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

22

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the Directors of the Fund is set forth below.

Name, Address(2) and Age	Position With Fund	Term of Office and Length of Time Served*(3)	Principal Occupations During Past 5 Years and Other Directorships Held**(4)
Independent Directors
Kevin J. Bannon (56)	Director	Since 2008 (Class I)	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); Director of Urstadt Biddle Properties (since September 2008); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds. Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex† since 2008.

Linda W. Bynoe (56)	Director	Since 2005 (Class III)	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. (broker-dealer); Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006). Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex† since 2005.

David E. A. Carson (74)	Director	Since 2004 (Class I)	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1988-2000). Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex† since 2003.

Michael S. Hyland, C.F.A. (63)	Director	Since 2008 (Class II)	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999). Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex† since 2008.

Robert E. La Blanc (75)	Director	Since 1999 (Class II)	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications). Director of CA, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003). Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex† since 1999.

Douglas H. McCorkindale (66)	Director	Since 1996 (Class II)	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media); Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001). Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex†.

23

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(2) and Age	Position With Fund	Term of Office and Length of Time Served*(3)	Principal Occupations During Past 5 Years and Other Directorships Held**(4)
Independent Directors
Stephen P. Munn (66)	Director	Since 2008 (Class III)	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products). Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex†.

Richard A. Redeker (65)	Director	Since 2005 (Class I)	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999). Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex† since 2003.

Robin B. Smith (69)	Director	Since 2005 (Class II)

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006). Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex† since 2003.

Stephen D. Stoneburn (65)	Director	Since 2005 (Class III)	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989). Director or Trustee of 61 portfolios within the Prudential Mutual Fund complex† since 2003.

Interested Directors(1)
Robert F. Gunia (62)	Vice President	Since 2004 (Class II)	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Director (since May 1989) of The Asia Pacific Fund, Inc. Director or Trustee of 147 portfolios within the Prudential Mutual Fund complex† since 1999.

24

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(2) and Age	Position With Fund	Term of Office and Length of Time Served*(3)	Principal Occupations During Past 5 Years and Other Directorships Held**(4)

Interested Directors(1)
Judy A. Rice (61)	President	Since 2004 (Class I)	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute. Director or Trustee of 61 portfolios within the Prudential Retail Fund complex† since 2000.
Information pertaining to the officers of the Fund is set forth below.
Officers
Jonathan D. Shain (50)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; Assistant Secretary of The High Yield Income Fund, Inc. (since May 2004); formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Peter Parrella (50)	Assistant Treasurer	Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; Assistant Treasurer of The Greater China Fund, Inc. (since January 2007); formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

M. Sadiq Peshimam (45)	Assistant Treasurer	Since 2006	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration; Treasurer and Chief Financial Officer of The Asia Pacific Fund, Inc. (since June 2008); formerly Assistant Treasurer of The Asia Pacific Fund, Inc. (October 2005-June 2008).

Timothy J. Knierim (50)	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

25

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(2) and Age	Position With Fund	Term of Office and Length of Time Served*(3)	Principal Occupations During Past 5 Years(4)
Officers
Valerie M. Simpson (50)	Deputy Chief Compliance Officer	Since 2007	Chief Compliance Officer of PI and AST Investment Services, Inc. (since April 2007), The Asia Pacific Fund, Inc. (since February 2007) and The Greater China Fund, Inc. (since January 2007); Deputy Chief Compliance Officer of The High Yield Income Fund, Inc. (since March 2007); formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Deborah A. Docs (51)	Chief Legal Officer and Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of The High Yield Income Fund, Inc. (since December 2005), The Asia Pacific Fund, Inc. (since January 2001) and The Greater China Fund, Inc. (since January 2007); Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Andrew R. French (46)	Assistant Secretary	Since 2007	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; Assistant Secretary of The High Yield Income Fund, Inc. (since October 2006), The Asia Pacific Fund, Inc. (since August 2007) and The Greater China Fund, Inc. (since June 2007); formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Grace C. Torres (49)	Treasurer and Principal Financial and Accounting Officer	Since 2002	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; Vice President of The Greater China Fund, Inc. (since January 2007); formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

*	The Board of Directors is divided into three classes, each of which has three year terms. Class III term expires this year. Officers are generally elected by the Board to one year terms.
**	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940 (“1940 Act”). The Fund’s Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.
†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, The

26

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.
(1)	“Interested” Director , as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).
(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark , NJ 07102.
(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.
(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

27

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Prudential, Prudential Financial and the Prudential Financial logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Your Financial Security, Your Satisfaction & Your Privacy	Privacy 0019 Ed. 4/2008 NS

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

Connecticut General Variable Annuity Contract I & II

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Prudential Bache Securities, LLC

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Cash Accumulation Trust

Greater China Fund, Inc., The

High Yield Income Fund, Inc., The

High Yield Plus Fund, Inc., The

JennisonDryden Mutual Funds

MoneyMart Assets, Inc.

Nicholas-Applegate Fund, Inc.

Prudential Capital Partners, L.P.

Prudential Bache Commodities, LLC

Prudential Institutional Liquidity Portfolio, Inc.

Strategic Partners Mutual Funds

Target Asset Allocation Funds, Inc.

Target Portfolio Trust, The

PB Financial Services, Inc.

CGOV-D2385

Item 2 –	Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended March 31, 2009 and March 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $28,117 and $28,117, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

During the fiscal year ended March 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended March 31, 2008.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $26,200, respectively.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are David E.A. Carson (Chair), Linda W. Bynoe, Robin Smith (Ex-Officio) and Stephen G. Stoneburn.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Wellington Management Company, LLP

Global Proxy Policies and Procedures

Dated: December 6, 2007

Introduction	Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies		As a matter of policy, Wellington Management:

	1	Takes responsibility for voting client proxies only upon a client’s written request.

	2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

	3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

	4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

	5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

	6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

	7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

	8	Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

	9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight		Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures		Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting		Authorization to Vote Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•	Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so, whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

High Yield Plus Fund, Inc.

Christopher A. Jones, Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1994. Mr. Jones has been involved in portfolio management and securities analysis for the Fund since 1998.

Conflicts of Interest between the Fund and Other Accounts Sub-advised by Wellington Management

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation of Wellington Management Portfolio Managers

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Advisory Agreement between Wellington Management and the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to Fund. The following information relates to the fiscal year ended March 31, 2009.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Manager. The incentive paid to the Portfolio Manager is based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

The following table shows information regarding other accounts managed by the Portfolio Manager:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts	Assets ($ mil)	# of Accts	Assets ($ mil)	# of Accts	Assets ($ mil)
All Accounts:	7	$515.4	8	$1,989.4	10	$2,292.4
Accounts where advisory fee is based on account performance (subset of above):	0	$0	0	$0	4	$298.1

The following table shows shares of the Fund beneficially owned by the Portfolio Manager:

None	$1-$10,000	$10,001-$50,000	$50,001- $100,000	$100,001-$500,000	$500,001- $1,000,000	Over $1,000,000
X

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date May 28, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date May 28, 2009

*	Print the name and title of each signing officer under his or her signature.